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                                                                 Exhibit 10.46.1

  Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.46.

Various subsidiaries of the Company each entered into a loan agreement which is substantially identical to the loan agreement filed under Exhibit 10.46. The following table lists the borrower, lender and loan amount which differs from that in exhibit 10.46 for each of the 16 loan agreements.

         Borrower                              Lender                             Loan Amount
         --------                              ------                             -----------
MHC Bulow Plantation, L.L.C.            Morgan Stanley Mortgage Capital, Inc.    $  10,415,384
MHC Camelot Meadows, L.L.C.             Bank of America, N.A.                    $   7,408,524
MHC Fairview Manor, L.L.C.              Morgan Stanley Mortgage Capital, Inc.    $   5,120,000
MHC Flamingo West, L.L.C.               Bank of America, N.A.                    $  10,800,000
MHC Greenwood Village NY, L.L.C.        Bank of America, N.A.                    $  17,718,064
MHC Hillcrest, L.L.C.                   Morgan Stanley Mortgage Capital, Inc.    $   4,296,599
MHC Holiday Ranch, L.L.C.               Bank of America, N.A.                    $   3,839,005
MHC Lighthouse Pointe, L.L.C.           Bank of America, N.A.                    $  12,714,829
MHC Pine Lakes Country Club, L.L.C.     Wells Fargo Bank, National Association   $  31,499,536
MHC Sherwood Forest, L.L.C.             Bank of America, N.A.                    $  27,491,293
MHC Southern Palms, L.L.C.              Bank of America, N.A.                    $   5,732,974
MHC The Heritage, L.L.C.                Bank of America, N.A.                    $   9,801,912
MHC Golden Lakes, L.L.C.                Bank of America, N.A.                    $   9,722,325
MHC The Mark, L.L.C.                    Bank of America, N.A.                    $   8,952,581
MHC The Oaks at Countrywood, L.L.C.     Bank of America, N.A.                    $   1,318,949
MHC Westwood Village, L.L.C.            Wells Fargo Bank, National Association   $   7,600,000